Offerings - Offering: 1	Jul. 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 8,244,527
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,138.57
Offering Note	Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the net asset value of Innovation Access Fund as of June 30, 2026.